Exhibit 99.1

OneWater Marine Inc. Completes Acquisition of Walker Marine Group
Marks the Company’s largest acquisition to date, further expanding its presence in Florida

BUFORD, GA – January 4, 2021 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or “the Company”) announced today that it has completed the acquisition of Walker Marine Group, marking the largest acquisition in the Company’s history, further expanding its presence in Florida.

Walker Marine Group has five locations in southwest Florida to serve its established and growing customer base with new and pre-owned boat sales, quality service and parts, as well as finance and insurance services. In addition, Walker Marine Group is an authorized dealer for many premier brands, including Pursuit, Tiara Yachts, Tiara Sport, Regal, Chris Craft, Hewes, Cobia, Maverick, Pathfinder, SeaHunt and Yamaha Boats. Walker Marine Group generated revenues in excess of $80 million over the past twelve months.

“In-line with our acquisition strategy, we continue to aggressively pursue market-leading dealerships to fold into the OneWater family, which is exemplified by the addition of Walker Marine Group. The Walker Marine Group is an established and highly regarded dealership group that further enhances our presence in the important southwest Florida boating market,” said Austin Singleton, Chief Executive Officer of OneWater Marine. “We have a strong track record of utilizing our scale and integration techniques to collaboratively drive operational synergies and expanded margins. The acquisition of Walker Marine is our largest transaction to date and reinforces our commitment to doubling down on strategic growth and maximizing value for our stockholders.”

Jim Walker, owner of Walker Marine Group, said, “We are excited to be joining OneWater’s preeminent network of dealerships and working together to drive the business forward and maximize growth and profitability. Walker Marine has a long history, deep customer relationships, extremely qualified team members and prestigious brands, which will be further enhanced by OneWater’s digital platform and best practices.”

About OneWater Marine Inc.

OneWater Marine Inc. is one of the largest and fastest-growing premium recreational boat retailers in the United States. OneWater operates 68 stores throughout 10 different states, eight of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, parts and accessories, finance and insurance products, maintenance and repair services and ancillary services such as boat storage.

Investor or Media Contact:
Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our plans and expectations for Walker Marine Group, strategy, future operations, financial position, prospects, plans and objectives of management, growth rate and our expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management's current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, decline in demand for our products and services, the seasonality and volatility of the boat industry, our acquisition strategies, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, effects of the COVID-19 pandemic and related governmental actions or restrictions on the Company’s business, the timing of development expenditures, and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our 2020 Form 10-K filed on December 3, 2020. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.